Filed pursuant to Rule 497
File No. 333-175624

Maximum Offering of 150,000,000 Shares of Common Stock

Sierra Income Corporation

Common Stock

Supplement No. 5 dated July 1, 2013

to

Prospectus dated April 30, 2013

This Supplement No. 5 contains information which amends, supplements, or modifies certain information contained in the Prospectus of Sierra Income Corporation (the “Company”) dated April 30, 2013 (the “Prospectus”), Supplement No. 1 to the Prospectus dated May 16, 2013, Supplement No. 2 to the Prospectus dated May 31, 2013, Supplement No. 3 to the Prospectus dated June 18, 2013 and Supplement No. 4 to the Prospectus dated June 28, 2013.

You should carefully consider the “Risk Factors” beginning on page 28 of the Prospectus before you decide to invest.

Decrease in Public Offering Price

On June 28, 2013, the pricing committee of our board of directors approved a decrease to our public offering price from $10.40 per share to $10.20 per share. This decrease became effective with the weekly closing that occurred on July 1, 2013. The purpose of the price decrease was to comply with our pricing policy which states that in the event of a material decline in our net asset value per share, which we consider to be a 2.5% decrease below our current offering price per share, after deducting selling commissions and dealer manager fees, we will reduce our offering price accordingly.